Press Release Source: ShengdaTech Inc.

ShengdaTech, Inc. Engages KPMG as New Independent Auditor

•	Thursday November 13, 2008, 8:00 am EST

TAI'AN CITY, Shandong, China, Nov. 13 /Xinhua-PRNewswire-FirstCall/ -- ShengdaTech Inc. ("ShengdaTech" or "the Company") (Nasdaq: SDTH - News), a leading manufacturer of nano precipitated calcium carbonate ("NPCC") and a major manufacturer of coal-based chemical products in Shandong Province, PRC, today announced that it has engaged KPMG as its new independent registered public accounting firm, effective November 11, 2008. KPMG replaces Hansen, Barnett & Maxwell, P.C. ("Hansen"), which was dismissed on November 11, 2008.

The decision to change the independent registered public accounting firm was recommended, authorized, and approved by the Company's Audit Committee and Board of Directors. ShengdaTech reports that there are no disagreements with Hansen, Barnett & Maxwell, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure from the time of the initial engagement to its dismissal, including the Company's most recent fiscal year and the subsequent interim periods through September 30, 2008. The Company further notes that, if any such disagreement had not been resolved to Hansen's satisfaction, reference would have been made in the reports of independent registered public accounting firm on the Company's financial statements.

"We are pleased to engage KPMG to serve as our new independent auditor. We believe that KPMG, as a leading global accounting firm, has the extensive experience, client-focused approach, and local presence that will benefit our shareholders and us. We look forward to working with them to build a strong professional relationship in the future," commented Mr. Xiangzhi Chen, President and CEO of ShengdaTech.

About ShengdaTech, Inc.

ShengdaTech is engaged in the business of manufacturing, marketing and selling nano-precipitated calcium carbonate ("NPCC") products and coal-based chemicals for use in various applications. The Company converts limestone into NPCC using its proprietary technology co-developed with Tsinghua University. ShengdaTech is the only company possessing proprietary NPCC technology in China. Its NPCC products are mainly exported to countries like South Korea, Singapore, Malaysia, Vietnam, etc. The Company is also engaged in the manufacture and sale of coal-based chemical products namely ammonium bicarbonate, liquid ammonia, melamine and methanol. The Company markets and sells its coal-based products mainly for chemical fertilizers and raw materials in the production of organic and inorganic chemical products, including formaldehyde and pesticides.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release and oral statements made by ShengdaTech on its conference call in relation to this release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the Company's ability to prepare for growth, the Company's planned manufacturing capacity expansion, outlook for its coal based chemical operations and predictions and guidance relating to the Company's future financial performance. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the tire industry, changes in composition of tires, pricing and demand trends for the Company's chemical products, changes to government regulations, risk associated with operation of the Company's new manufacturing facility, risk associated with large scale implementation of the new NPCC manufacturing process, the ability to attract new customers, ability to increase its product's applications, ability of its customers to sell products, cost of raw material, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

For more information, please contact:

Crocker Coulson, President
CCG Investor Relations
Tel: +1-646-213-1915
Email: crocker.coulson@ccgir.com
Web: http://www.ccgirasia.com